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                                                                   EXHIBIT 10.12
                                                           Contract for Services
                                                                   Telvent- GIRH

                                 TELVENT - GIRH

                              CONTRACT FOR SERVICES

                             MADRID, JANUARY 1, 2004

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                                                           Contract for Services
                                                                   Telvent- GIRH

In Madrid, on January 1, 2004

                                    APPEARING

On the one hand,

Mr. Jose Montoya Perez, of legal age, with National Identity Document number 27179205, acting for and on behalf of Telvent Trafico y Transporte, S.A., as accredited by sufficient power of attorney for these proceedings granted before the Notary Public Mr. Juan Alvarez-Sala Walther, dated March 3, 2004, at number 471 in order of his protocol of the year 2004, a Company recorded in the Madrid Mercantile Register, sheet M-68400, first entry, volume 825 of Companies, with Corporate Tax Identification code A- 78107349.

Mr. Manuel Sanchez Ortega, of legal age, with National Identity Document number 02601273-L, acting for and on behalf of Telvent Housing, S.A., as accredited by sufficient power of attorney for these proceedings granted before the Notary Public Mr. Carlos Perez Baudin, dated April 12, 2003, at Number 1201 in order of his protocol of the year 2002; a Company recorded in the Madrid Mercantile Register, sheet M-227370, folio (page) 81, volume 13891 of Companies, with Corporate Tax Identification code A- 82232448.

Mr. Manuel Sanchez Ortega, of legal age, with National Identity Document number 02601273-L, acting for and on behalf of Telvent Servicios Compartidos, S.A., as accredited by sufficient power of attorney for these proceedings granted before the Notary Public Mr. Juan Alvarez-Sala Walther, dated December 23, 2003, at Number 3483 in order of his protocol of the year 2003; a Company recorded in the Madrid Mercantile Register, sheet M-286179, first entry, folio 109, volume 16752 of Companies, with Corporate Tax Identification code A- 83048553

Mr. Manuel Sanchez Ortega, of legal age, with National Identity Document number 02601273-L, acting for and on behalf of Telvent Interactiva, S.A., as accredited by sufficient power of attorney for these proceedings granted before the Notary Public Mr. Carlos Perez Baudin, dated April 26, 2001, at number 1498 in order of his protocol of the year 2001; a Company recorded in the Seville Mercantile Register, sheet SE-41024, 1st entry, folio 38, volume 3096 of Companies, with Corporate Tax Identification code A-91060178.

Mr. Manuel Sanchez Ortega, of legal age, with National Identity Document number 02601273-L, acting for and on behalf of Telvent Outsourcing, S.A., as accredited by sufficient power of attorney for these proceedings granted before the Notary Public Mr. Carlos Perez Baudin, dated September 26, 2002, at number 2990 in order of his protocol of the year 2002; a Company recorded in the Seville Mercantile Register, sheet SE-20857, folio 213, volume 2062 of Companies, with Corporate Tax Identification code A-41696097.

Mr. Manuel Sanchez Ortega, of legal age, with National Identity Document number 02601273-L, acting for and on behalf of Sainsel, Sistemas Navales, S.A., as accredited

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                                                           Contract for Services
                                                                   Telvent- GIRH

by sufficient power of attorney for these proceedings granted before the Notary Public Mr. Carlos Perez Baudin, dated May 5, 2003, at number 1422 in order of his protocol of the year 2003; a Company recorded in the Seville Mercantile Register, sheet SE-5201, folio 191, volume 1455 of Companies, with Corporate Tax Identification code A-41/513581.

Mr. Manuel Sanchez Ortega, of legal age, with National Identity Document number 02601273-L, acting for and on behalf of Telvent Energia y Medio Ambiente, S.A., as accredited by sufficient power of attorney for these proceedings granted before the Notary Public Mr. Carlos Perez Baudin, dated February 13, 2002, at number 467 in order of his protocol of the year 2002; a Company recorded in the Madrid Mercantile Register, sheet M-7367, 1st entry, folio 1, with Corporate Tax Identification code A-28114981.

And on the other hand,

Mr. Alvaro Manuel Polo Guerrero, of legal age, with National Identity Document no. 28720078-R, appearing for and on behalf of Gestion Integral de Recursos Humanos, S.A. (hereinafter "GIRH"), as evidenced by the sufficient power of attorney for these proceedings granted before the Notary Public Mr. Manuel Aguilar Garcia, of Seville, at number 2045 in order of his protocol of the year 2002; a Company recorded in the Seville Mercantile Register, sheet SE-50384 , folio 157 , Companies volume 3577 , with Corporate Tax Identification code. A-91241703.

The parties mutually acknowledge sufficient legal standing and capacity to act and be bound as mentioned above, and state:

                                    RECITALS

I. GIRH is a company dedicated to carrying out all kinds of activities for the management of employees, counseling on policies for professional development of employees and implementation thereof.

II. Telvent Housing, S.A., Telvent Servicios Compartidos, S.A., Telvent Outsourcing, S.A., Telvent Interactiva, S.A., Sainsel, Sistemas Navales, S.A., Telvent Energia y Medio Ambiente, S.A., and Telvent Trafico y Transportes, S.A., and likewise all the subsidiary companies thereof, shall be deemed, hereinafter, for the purposes of this contract, as Telvent.

III. Telvent is the Information Technology subsidiary of Abengoa.

IV. Both Telvent and GIRH wish to establish by means of this Contract for Services the legal framework that shall govern the activities that Telvent wishes to contract from GIRH.

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                                                           Contract for Services
                                                                   Telvent- GIRH

On the basis of the foregoing, the parties enter into this Contract for Services, hereinafter the "Contract", on the basis of the following:

                                     CLAUSES

1.- PURPOSE

Telvent shall contract the services of GIRH in order to carry out the activities of management of its employees, counseling on policies for professional development of employees and implementation thereof. GIRH shall offer Telvent an integrated and standardized management of its human resources.

2.-SCOPE AND DURATION OF THE WORK

2.1. Under this contract, GIRH offers Telvent the following services:

- Personnel Administration: administrative management of human resources, complying with legislation in relation thereto current at any given time and at any particular place.

- Selection: finding and incentivizing the best professionals in the market in relation to time and cost, incorporating those persons with the qualifications that are most appropriate for each job profile.

- Training: increasing the performance of Telvent personnel in order to attain business targets, by means of development of the skills (technical, generic and specific-technical) defined for each post.

- Development: to manage and optimize the Integral Human Resource Management model.

- Labor Relations: interrelation between each business and its employees, their unit representatives, trade union organizations, employers' organizations, establishing channels of communication and managing disputes, whether individual or collective, and likewise to counsel the executives and to direct and coordinate actions in relation to legal and administrative bodies.

- Risk prevention, Quality and the Environment: promoting safety and health at work for Telvent employees, by means of the integration of preventative measures as part of all activities and decisions, training and informing employees of general and specific risks of each activity.

The parties may amend this Contract at any time by mutual agreement, even where its term of duration has not yet expired.

3. STRUCTURE AND FUNCTIONS

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                                                           Contract for Services
                                                                    Telvent-GIRH

The functions of coordination of the activities established in this present Contract shall be carried out by Mr. Javier Ramos Robledo, who shall to this effect be the representative of Telvent. In turn, Mr. Juan Bermudez Molina shall be the representative of GIRH in the performance of this Contract.

4.- COMMERCIAL CONDITIONS

A. Price.

The annual price of the contract is established at 1,233,249.22 euros, being billed on a quarterly basis in advance, with the following allocation per
Company:

Telvent Servicios Compartidos, S.A.            52,649.22
Telvent Housing, S.A.                          55,500.00
Telvent Outsourcing, S.A.                      45,800.00
Telvent Interactiva, S.A.                      59,700.00
Sainsel, Sistemas Navales, S.A.                72,600.00
Telvent Energia y Medio Ambiente, S.A.        349,700.00
Telvent Trafico y Transportes, S.A.           597,300.00

This price includes the services provided to the companies, and likewise the respective subsidiaries of each of them.

The duration of this present contract shall be one year from the date of signing thereof. The term of duration may be extended where both parties expressly declare it in writing, 60 days prior to the termination of the contract or of any of its extensions.

The amount of this present contract shall be paid in euros 180 days from the date the invoices are approved and by means of bank transfer to the account indicated by GIRH for this purpose.

B. Travel Expenses

Telvent shall cover the travel expenses of personnel, for return fares in Spain and to other countries as required by the service. Telvent shall cover by means of reimbursement all expenses generated during the trips, such as airport tax, taxis, meals etc.

C. Liability.

Under no circumstances shall either of the parties be liable for indirect damages, lucrum cessans or loss of profit as a consequence of the formalizing/executing of this Contract or of the work derived therefrom.

5. OBLIGATIONS AND RESPONSIBILITIES OF GIRH

A. Business liability.

The employees of GIRH shall carry out entirely under GIRH's own legal and business responsibility each of the tasks entrusted by Telvent and carried out pursuant to this

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                                                           Contract for Services
                                                                   Telvent- GIRH

Contract and the Contracts associated therewith, and likewise GIRH commits itself to comply with all obligations imposed by Spanish legislation or by legislation of countries where it provides its services in relation to the above-mentioned employees. It shall be responsible for payment of penalties, settlements, fines and surcharges imposed for infringement of legal provisions and regulations applicable to the work carried out by them. In particular, it shall comply with whatever obligations are incumbent upon it in its capacity as employer, and in relation to the employees, due to tax, labor and occupational health and risk prevention legislation applicable in the countries in which it provides its services.

The personnel of GIRH allocated to the tasks shall be registered in the social security system and shall be up to date in the relevant contributions and likewise in payment of payrolls. GIRH takes responsibility for the persons allocated to the service in relation to any occupational accident that they may suffer during the provision of the service in the countries designated as origin or country of relocation, assuming full legal responsibility for these persons, pursuant to current laws in the place where they are located.

B. Insurance.

GIRH agrees to take out insurance policies to cover losses and damages that may arise from the responsibilities taken on, and likewise death and accident insurance for its employees.

C. Assignment

The parties shall not fully or partially assign the rights and/or obligations arising from this present instrument, unless with prior and written authorization from the other party.

Notwithstanding the above, the parties may assign, in full or in part, the payment obligations arising under this Contract.

6. CONFIDENTIALITY

The parties agreed to treat as confidential all information, categorized by the parties as such, that they exchange due to the relationship established by means of this document or information that arises because of it. Therefore, neither of the parties may make such information public without the prior authorization in writing from the other party. The parties may not use the information arising as a result of this document for any purpose that is not established herein.

The Recipient of the information is not obligated to keep confidential the Confidential Information that the Recipient can demonstrate with documentary evidence (i) is public or can be made public without infringing this Contract
(ii) that publication thereof has been approved with the written authorization of the Issuer (iii) has been obtained lawfully from other party or from a party that is not subject to the confidentiality obligation (iv) has been revealed to a third party by the Issuer without confidentiality thereof being established
(v) was known by the Recipient prior to receiving it (vi) has been developed independently by the Recipient, without using the Confidential Information of the Issuer and without breaching this Contract or (vii) where an authority with competent jurisdiction or a valid court order says so, provided that the Recipient

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                                                           Contract for Services
                                                                   Telvent- GIRH

has notified the Issuer in advance in writing of such requirement and provided that it cooperates with the Issuer to ensure that the publication is treated confidentially.

The parties must give to their managers and/or employees and/or subsidiaries the directions and instructions they deem appropriate and convenient for the purposes of maintaining the secret, confidential and restricted character of the information.

All the Confidential Information from this document shall be the exclusive property of the source producing it, unless the Parties agree to the contrary in advance and in writing. The application of this agreement does not grant to the Addressee more rights and nor does impose upon it more obligations than those established expressly in this Contract. Under no circumstances shall it be deemed that intellectual property rights or any other kind of right relating to the Confidential Information provided by the Source is granted to the Addressee.

The parties agree to keep the information confidential for a period of one year following the end of this Contract.

7. SUSPENSION AND TERMINATION

The services being the subject matter of this Contract can be suspended and/or terminated, without liability of any kind for the parties due to any of the following grounds:

-     Mutual agreement between the contracting parties

- Serious breach of any of the obligations contracted by either the parties under this Contracts, which shall entitle the other party to terminate the contract, all rights and obligations corresponding to the subject matter of the contract being automatically null and void

-     Force majeure events

- Any other reason that makes performance of the purpose of the Contract unviable.

8. LEGISLATION AND JURISDICTION

This Contract is governed by Spanish legislation.

The parties expressly agree that in order to resolve any differences that may arise in relation to this Contract they shall be submitted to arbitration of the Madrid Chamber of Commerce. The arbitration shall be resolved at law pursuant to Law 60/2003, of December 23. The arbitration finding shall be binding on the Parties.

Each Party shall appoint an arbitrator and a third arbitrator shall be appointed by mutual agreement by the two prior arbitrators, and shall act as chairman of the court thus constituted. The arbitration finding shall be issued within a maximum period of two months following acceptance of the role by the chairman of the court.

The fees of the arbitrators shall be paid for by the party whose arguments are not upheld. If they are upheld partially, they shall be paid in the proportion in which each

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                                                           Contract for Services
                                                                   Telvent- GIRH

party's arguments have been not upheld. In the event that the decision of the arbitrators is different from the arguments of each of the parties, the fees shall be paid for by the parties in equal parts.

In any event, for the judicial formalizing of the arbitration and other purposes, and expressly waiving any forum that may correspond to them, the Parties submit to the courts of the capital city of Madrid and to Spanish legislation.

9. MISCELLANEOUS

It is agreed that the non-validity or unlawfulness of one or more provisions of this Contract shall not affect the effectiveness of the rest of the provisions.

Any publication of notices, public announcements, publicity or advertisements that any of the parties proposes to publish and that affects the other party must be subject to the prior written approval of the other party.

This Contract contains the full understanding between the parties and replaces any other contract, understanding or agreement, whether in advance or in tandem, written or verbal, with respect to the subject matter of this document.

All contracts signed between the parties within the framework of this Contract must respect each and every one of the clauses of this document and its annexes.

The above having been agreed, the Parties hereby sign and grant this document through their duly authorized representatives, in two counterparts making one sole agreement, on January 1, 2004.

For Telvent                           For GIRH

/s/ Manuel Sanchez Ortega             /s/ Alvaro Manuel Polo Guerrero
-------------------------------       ------------------------------------------
Name: Mr. Manuel Sanchez Ortega       Name: Mr. Alvaro Manuel Polo Guerrero
                                            Gestion Integral de Recursos Humanos

For Telvent

/s/ Jose Montoya Perez
Name: Mr. Jose Montoya Perez

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